UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of earliest event reported): November 3, 2005

                               CELGENE CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                     0-16132                    22-2711928
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(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)


          86 Morris Avenue, Summit, New Jersey                      07901
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        (Address of principal executive offices)                 (Zip Code)

         Registrant's telephone number, including area code: (908) 673-9000


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           (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On November 3, 2005, Celgene Corporation announced its earnings for the quarter ended September 30, 2005. Attached hereto and incorporated herein by reference as Exhibit 99.1 is the Press Release announcing such results.

      The information in this Report, including the exhibits attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibits, shall not be deemed to be incorporated by reference into the filings of the Registrant under the Securities Act of 1933.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibit 99.1 - Press Release dated November 3, 2005.


          These exhibits are furnished pursuant to Item 2.02 and shall not be deemed to be "filed."



                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CELGENE CORPORATION



Date:  November 3, 2005                 By:   /s/ Robert J. Hugin
                                        ----------------------------------------
                                              Name:  Robert J. Hugin
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1 Press release dated November 3, 2005 announcing results for the second quarter ended September 30, 2005.